Exhibit 10.2

Joinder Agreement

THIS JOINDER AGREEMENT (this “Agreement”), dated as of February 4, 2019, is by and among Compassionate Care Hospice of San Diego, LLC, a California limited liability company (“CCH of San Diego”), Peaceful Days Hospice, Inc., a California corporation (“Peaceful Days”), Pathways to Compassion of California, LLC, a California limited liability company (“Pathways of California”), Compassionate Care Hospice West, LLC, a California limited liability company (“CCH West”), Compassionate Care Hospice of Delaware, L.L.C., a Delaware limited liability company (“CCH of Delaware”), Compassionate Care Hospice of the Delmar Peninsula, LLC, a Delaware limited liability company (“CCH of Delmar Peninsula”), Compassionate Care Hospice Group, Inc., a Florida corporation (“CCH Group”), Compassionate Care Hospice of Central Florida, Inc., a Florida corporation (“CCH of Central Florida”), Compassionate Care Hospice of Miami Dade and the Florida Keys, Inc., a Florida corporation (“CCH of Miami Dade and the Florida Keys”), Compassionate Care Hospice of Lake and Sumter, Inc., a Florida corporation (“CCH of Lake and Sumter”), Compassionate Care Hospice of Central Georgia, LLC, a Georgia limited liability company (“CCH of Central Georgia”), Compassionate Care Hospice of Northern Georgia, LLC, a Georgia limited liability company (“CCH of Northern Georgia”), Compassionate Care Hospice of Savannah, LLC, a Georgia limited liability company (“CCH of Savannah”), Compassionate Care Hospice of Illinois, LLC, an Illinois limited liability company (“CCH of Illinois”), Compassionate Care Hospice of Kansas City, LLC, a Kansas limited liability company (“CCH of Kansas City”), Compassionate Care Hospice of Central Louisiana, LLC, a Louisiana limited liability company (“CCH of Central Louisiana”), Compassionate Care Hospice of Maine, LLC, a Maine limited liability company (“CCH of Maine”), Compassionate Care Hospice of Massachusetts, LLC, a Massachusetts limited liability company (“CCH of Massachusetts”), Compassionate Care Hospice of Southeastern Massachusetts, LLC, a Massachusetts limited liability company (“CCH of Southeastern Massachusetts”), Compassionate Care Hospice of Michigan, LLC, a Michigan limited liability company (“CCH of Michigan”), Compassionate Care Hospice of Minnesota, LLC, a Minnesota limited liability company (“CCH of Minnesota”), Compassionate Care Hospice of Southern Mississippi, LLC, a Mississippi limited liability company (“CCH of Southern Mississippi”), Pathways to Compassion, LLC, a Nebraska limited liability company (“Pathways Nebraska”), Compassionate Care Hospice of New Hampshire, LLC, a New Hampshire limited liability company (“CCH of New Hampshire”), Compassionate Care Hospice of Clifton, L.L.C., a New Jersey limited liability company (“CCH of Clifton”), Compassionate Care Hospice of Marlton, L.L.C., a New Jersey limited liability company (“CCH of Marlton”), Compassionate Care Hospice of Northern New Jersey, LLC, a New Jersey limited liability company (“CCH of Northern NJ”), Pathways to Compassion, LLC, a New Jersey limited liability company (“Pathways New Jersey”), Compassionate Care Hospice of Ohio, LLC, an Ohio limited liability company (“CCH of Ohio”), Compassionate Care Hospice, Inc., a Pennsylvania corporation (“CCH Pennsylvania”), Compassionate Care Hospice of Gwynedd, Inc., a Pennsylvania corporation (“CCH of Gwynedd”), Compassionate Care Hospice of Northwestern Pennsylvania, LLC, a Pennsylvania limited liability company (“CCH of Northwestern Pennsylvania”), Compassionate Care Hospice of Pittsburgh, LLC, a Pennsylvania limited liability company (“CCH of Pittsburgh”), Compassionate Care Hospice of South Carolina, LLC, a South Carolina limited liability company (“CCH of South Carolina”), Compassionate Care Hospice of The Midwest, LLC, a South Dakota limited liability company (“CCH of The Midwest”), Compassionate Care Hospice of Bryan Texas, LLC, a Texas limited liability company (“CCH of Bryan Texas”), Compassionate Care Hospice of Central Texas, LLC, a Texas limited liability company (“CCH of Central Texas”), Compassionate Care Hospice of Houston, LLC, a Texas limited liability company (“CCH of Houston”), Compassionate Care Hospice of North Texas, LLC, a Texas limited liability company (“CCH of North Texas”), Compassionate Care Hospice of Southeastern Texas, LLC, a Texas limited liability company (“CCH of Southeastern Texas”), Compassionate Care Hospice of The Chesapeake Bay, LLC, a Virginia limited liability company (“CCH of The Chesapeake Bay”), Compassionate Care Hospice of Wisconsin, LLC, a Wisconsin limited liability company (“CCH of Wisconsin” and, together with CCH of San Diego, Peaceful Days, Pathways of California, CCH West, CCH of Delaware, CCH of Delmar Peninsula, CCH Group, CCH of Central Florida,

CCH of Miami Dade and the Florida Keys, CCH of Lake and Sumter, CCH of Central Georgia, CCH of Northern Georgia, CCH of Savannah, CCH of Illinois, CCH of Kansas City, CCH of Central Louisiana, CCH of Maine, CCH of Massachusetts, CCH of Southeastern Massachusetts, CCH of Michigan, CCH of Minnesota, CCH of Southern Mississippi, Pathways Nebraska, CCH of New Hampshire, CCH of Clifton, CCH of Marlton, CCH of Northern NJ, Pathways New Jersey, CCH of Ohio, CCH Pennsylvania, CCH of Gwynedd, CCH of Northwestern Pennsylvania, CCH of Pittsburgh, CCH of South Carolina, CCH of The Midwest, CCH of Bryan Texas, CCH of Central Texas, CCH of Houston, CCH of North Texas, CCH of Southeastern Texas, CCH of The Chesapeake Bay, each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”), Amedisys, Inc., a Delaware corporation (the “Company”), Amedisys Holding, L.L.C., a Louisiana limited liability company (“Amedisys Holding” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”), under that certain Amended and Restated Credit Agreement, dated as of June 29, 2018 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

The Loan Parties are required by Section 6.13 of the Credit Agreement to cause each Subsidiary Guarantor to become a “Guarantor” thereunder.

Accordingly, each Subsidiary Guarantor and the Borrowers hereby agree as follows with the Administrative Agent, for the benefit of the Secured Parties:

1.    Each Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Subsidiary Guarantor will be deemed to be a party to and a “Guarantor” under the Credit Agreement and shall have all of the rights and obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Loan Documents as a Guarantor. Each Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all representations and warranties, covenants and other terms, conditions and provisions of the Credit Agreement and the other applicable Loan Documents. Without limiting the generality of the foregoing terms of this Paragraph 1, each Subsidiary Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Secured Obligations in accordance with Article X of the Credit Agreement.

2.    Each of the Subsidiary Guarantors and the Borrowers hereby agree that all of the representations and warranties contained in Article II and Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except for the purposes of this Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

3.    Each Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Subsidiary Guarantor will be deemed to be a party to the Security Agreement, and shall have all the obligations of a “Grantor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. Each Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this Paragraph 3, each Subsidiary Guarantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right of set off against any and all right, title and interest of such Subsidiary Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of such Subsidiary Guarantor.

4.    Each Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Subsidiary Guarantor will be deemed to be a party to the Pledge Agreement, and shall have all the rights and obligations of a “Pledgor” (as such term is defined in the Pledge Agreement) thereunder as if it had executed the Pledge Agreement. Each Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this Paragraph 4, each Subsidiary Guarantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right of set off against any and all right, title and interest of such Subsidiary Guarantor in and to the Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement) of such Subsidiary Guarantor.

5.    Each Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each other Loan Document and the schedules and exhibits thereto. Each Subsidiary Guarantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a)    Set forth on Schedule 1 attached hereto are the Responsible Officers of each Subsidiary Guarantor, holding the offices indicated next to their respective names, as of the date hereof, and such Responsible Officers are the duly elected and qualified officers of each Subsidiary Guarantor and are duly authorized to execute and deliver, on behalf of each Subsidiary Guarantor, this Agreement, and the other Loan Documents.

(b)    Set forth on Schedule 2 attached hereto is complete and accurate list as of the date hereof of (i) all Subsidiaries, joint ventures and partnerships and other equity investments of each Subsidiary Guarantor, (ii) the number of shares of each class of Equity Interests in each Subsidiary Guarantor outstanding, (iii) the number and percentage of outstanding shares of each class of Equity Interests owned by each Subsidiary Guarantor and its Subsidiaries, (iv) the class or nature of such Equity Interests (i.e. voting, non-voting, preferred, etc.), and (v) identification of each Subsidiary that is an Excluded Subsidiary. The outstanding Equity Interests in all Subsidiaries of each Subsidiary Guarantor are validly issued, fully paid and non-assessable (other than, with respect to non-Wholly Owned Subsidiaries, customary capital contribution requirements) and are owned free and clear of all Liens.

(c)    Set forth on Schedule 3 attached hereto is a complete and accurate list as of the date hereof of each Subsidiary Guarantor’s (i) exact legal name, (ii) former legal names in the four (4) months prior to the date hereof, if any, (iii) jurisdiction of its incorporation or organization, as applicable, (iv) type of organization, (v) chief executive office address (and, if different, principal place of business address), (vi) U.S. federal taxpayer identification number, and (vii) organization identification number.

(d)    Set forth on Schedule 4 attached hereto is a list of all Intellectual Property registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by any Subsidiary Guarantor as of the date hereof. Except for such claims and infringements that could not reasonably be expected to have a Material Adverse

Effect, no claim has been asserted and is pending by any Person challenging or questioning the use of such Intellectual Property or the validity or effectiveness of such Intellectual Property, nor does any Subsidiary Guarantor know of any such claim, and, to the knowledge of each Subsidiary Guarantor, the use of such Intellectual Property by such Subsidiary Guarantor or any of its Subsidiaries or the granting of a right or a license in respect of such Intellectual Property from such Subsidiary Guarantor or any of its Subsidiaries does not infringe on the rights of any Person. As of the date hereof, none of the Intellectual Property owned by any Subsidiary Guarantor or any of their Subsidiaries is subject to any licensing agreement or similar arrangement except as set forth on Schedule 4 attached hereto.

(e)    Set forth on Schedule 5 attached hereto is a description of all deposit accounts and securities accounts of each Subsidiary Guarantor as of the date hereof, including (i) in the case of a deposit account, the depository institution and average amount held in such deposit account and whether such account is an Excluded Deposit and Securities Account, and (ii) in the case of a securities account, the securities intermediary or issuer and the average aggregate market value held in such securities account and whether such account is an Excluded Deposit and Securities Account.

(f)    Set forth on Schedule 6 attached hereto is a list of all real property located in the United States that is owned or leased by each Subsidiary Guarantor as of the date hereof (in each case, including (i) if such real property is a Mortgaged Property, the number of buildings located on such property, (ii) the property address, and (iii) the city, county (if such real property is a Mortgaged Property), state and zip code which such property is located).

(g)    Set forth on Schedule 7 attached hereto is a list of all Commercial Tort claims of any Subsidiary Guarantor seeking damages in excess of $100,000.

(h)    Set forth on Schedule 8 attached hereto is a description of all Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Administrative Agent pursuant to Section 4(a) of the Security Agreement held by any Subsidiary Guarantor.

6.    The address and contact information of each Subsidiary Guarantor for purposes of all notices and other communications is 209 10th Avenue South, Suite 512, Nashville, TN 37203.

7.    Each Subsidiary Guarantor hereby waives acceptance by the Administrative Agent and the Secured Parties of the guaranty by such Subsidiary Guarantor under Article X of the Credit Agreement upon the execution of this Agreement by such Subsidiary Guarantor.

8.    The Borrowers confirm that the Credit Agreement is, and upon the Subsidiary Guarantors becoming Guarantors, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Subsidiary Guarantors becoming Guarantors the term “Obligations,” as used in the Credit Agreement, shall include all obligations of each Subsidiary Guarantor under the Credit Agreement and under each other Loan Document.

9.    Each Borrower and each Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Agreement.

10.    This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

11.    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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IN WITNESS WHEREOF, each Borrower and each Subsidiary Guarantor has caused this Agreement to be duly executed by their respective authorized officers, and the Administrative Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

SUBSIDIARY GUARANTORS:	COMPASSIONATE CARE HOSPICE OF SAN DIEGO, LLC,
a California limited liability company

	By:	/s/ Scott G. Ginn
	Name:	Scott G. Ginn
	Title:	Vice-President and Treasurer

PEACEFUL DAYS HOSPICE, INC.,
a California corporation

	By:	/s/ Scott G. Ginn
	Name:	Scott G. Ginn
	Title:	Treasurer

PATHWAYS TO COMPASSION OF CALIFORNIA, LLC,
a California limited liability company

	By:	/s/ Scott G. Ginn
	Name:	Scott G. Ginn
	Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE WEST, LLC,
a California limited liability company

	By:	/s/ Scott G. Ginn
	Name:	Scott G. Ginn
	Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF DELAWARE, L.L.C.,
a Delaware limited liability company

	By:	/s/ Scott G. Ginn
	Name:	Scott G. Ginn
	Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF THE DELMAR PENINSULA, LLC,
a Delaware limited liability company

	By:	/s/ Scott G. Ginn
	Name:	Scott G. Ginn
	Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE GROUP, INC.,
a Florida corporation

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Treasurer

COMPASSIONATE CARE HOSPICE OF CENTRAL FLORIDA, INC.,
a Florida corporation

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Treasurer

COMPASSIONATE CARE HOSPICE OF MIAMI DADE AND THE FLORIDA KEYS, INC.,
a Florida corporation

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Treasurer

COMPASSIONATE CARE HOSPICE OF LAKE AND SUMTER, INC.,
a Florida corporation

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Treasurer

COMPASSIONATE CARE HOSPICE OF CENTRAL GEORGIA, LLC,
a Georgia limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF NORTHERN GEORGIA, LLC,
a Georgia limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF SAVANNAH, LLC,
a Georgia limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF ILLINOIS, LLC,
an Illinois limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF KANSAS CITY, LLC,
a Kansas limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF CENTRAL LOUISIANA, LLC,
a Louisiana limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF MAINE, LLC,
a Maine limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF MASSACHUSETTS, LLC,
a Massachusetts limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF SOUTHEASTERN MASSACHUSETTS, LLC,
a Massachusetts limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF MICHIGAN, LLC,
a Michigan limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF MINNESOTA, LLC,
a Minnesota limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF SOUTHERN MISSISSIPPI, LLC,
a Mississippi limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

PATHWAYS TO COMPASSION, LLC,
a Nebraska limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF NEW HAMPSHIRE, LLC,
a New Hampshire limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF CLIFTON, L.L.C.,
a New Jersey limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF MARLTON, L.L.C.,
a New Jersey limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF NORTHERN NEW JERSEY, LLC,
a New Jersey limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

PATHWAYS TO COMPASSION, LLC,
a New Jersey limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF OHIO, LLC,
an Ohio limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE, INC.,
a Pennsylvania corporation

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Treasurer

COMPASSIONATE CARE HOSPICE OF GWYNEDD, INC.,
a Pennsylvania corporation

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Treasurer

COMPASSIONATE CARE HOSPICE OF NORTHWESTERN PENNSYLVANIA, LLC,
a Pennsylvania limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF PITTSBURGH, LLC,
a Pennsylvania limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF SOUTH CAROLINA, LLC,
a South Carolina limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF THE MIDWEST, LLC,
a South Dakota limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF BRYAN TEXAS, LLC,
a Texas limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF CENTRAL TEXAS, LLC,
a Texas limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF HOUSTON, LLC,
a Texas limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF NORTH TEXAS, LLC,
a Texas limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF SOUTHEASTERN TEXAS, LLC,
a Texas limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF THE CHESAPEAKE BAY, LLC,
a Virginia limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

COMPASSIONATE CARE HOSPICE OF WISCONSIN, LLC,
a Wisconsin limited liability company

By:	/s/ Scott G. Ginn
Name:	Scott G. Ginn
Title:	Vice-President and Treasurer

BORROWERS:	AMEDISYS, INC.,
a Delaware corporation

	By:	/s/ Scott G. Ginn
	Name:	Scott G. Ginn
	Title:	Treasurer and Chief Financial Officer

AMEDISYS HOLDING, L.L.C.,
a Louisiana limited liability company

	By:	/s/ Scott G. Ginn
	Name:	Scott G. Ginn
	Title:	Vice-President and Treasurer

Acknowledged, accepted and agreed:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ H. Hope Walker
Name:	H. Hope Walker
Title:	Senior Vice President

Schedule 1

[Responsible Officers]

Intentionally Omitted.

Schedule 2

[Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments]

Intentionally Omitted.

Schedule 3

[Subsidiary Information]

Intentionally Omitted.

Schedule 4

[Intellectual Property]

Intentionally Omitted.

Schedule 5

[Deposit Accounts and Securities Accounts]

Intentionally Omitted.

Schedule 6

[Real Properties]

Intentionally Omitted.

Schedule 7

[Commercial Tort Claims]

Intentionally Omitted.

Schedule 8

[Instruments, Documents and Tangible Chattel Papers]

Intentionally Omitted.